EXHIBIT 23
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements of Rock-Tenn Company of our reports dated November 26, 2007, with respect to the consolidated financial statements and schedule of Rock-Tenn Company and the effectiveness of internal control over financial reporting of Rock-Tenn Company, included in this Annual Report (Form 10-K) for the year ended September 30, 2007.
(i) the Registration Statement (Form S-8 No. 333-77237) pertaining to the Rock-Tenn Company 1993 Employee Stock Purchase Plan, the Rock-Tenn Company 1993 Employee Stock Option Plan, the Rock-Tenn Company 1988 Stock Option Plan and the Rock-Tenn Company 1987 Stock Option Plan;
(ii) the Registration Statement (Form S-8 No. 33-83304) pertaining to the Rock-Tenn Company 1993 Employee Stock Option Plan, the Rock-Tenn Company 1993 Employee Stock Purchase Plan, the Rock-Tenn Company Incentive Stock Option Plan, and the Rock-Tenn Company 1987 Stock Option Plan;
(iii) the Registration Statement (Form S-3 No. 333-62338) of Rock-Tenn Company pertaining to the registration of $300,000,000 of debt securities;
(iv) the Registration Statement (Form S-8 No. 333-104870) pertaining to the Rock-Tenn Company Supplemental Retirement Savings Plan;
(v) the Registration Statement (Form S-8 No. 333-113212) pertaining to the Rock-Tenn Company 1993 Employee Stock Purchase Plan;
(vi) the Registration Statement (Form S-8 No. 333-62346) pertaining to the Rock-Tenn Company 1993 Employee Stock Purchase Plan, the 2000 Incentive Stock Plan, and the Rock-Tenn Company 2004 Incentive Stock Plan;
(vii) the Registration Statement (Form S-8 No. 333-122745) pertaining to the Rock-Tenn Company 2004 Incentive Stock Plan;
(viii) the Registration Statement (Form S-3 No. 333-133986) of Rock-Tenn Company pertaining to the registration of $500,000,000 of debt securities, Preferred Stock and Class A Common Stock; and
(ix) the Registration Statement (Form S-8 No. 333-140597) of Rock-Tenn Company pertaining to the 1993 Employee Stock Purchase Plan and the Rock-Tenn Company 2004 Incentive Stock Plan.
                              Ernst & Young LLP
Atlanta, Georgia
November 26, 2007